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Consent of Independent Accountants                                Exhibit No. 23


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Florida Progress Corporation of our report dated June 19, 2001 appearing in Form 11-K.


/S/ PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
June 25, 2001